Income Taxes - Summary of Components of The Provision (Benefit) For Income Taxes (Detail) - USD ($) $ in Thousands	4 Months Ended	8 Months Ended	12 Months Ended
	Dec. 31, 2018	Sep. 07, 2018	Dec. 31, 2020	Dec. 31, 2019
Current:
U.K.	$ 0	$ 0	$ 0	$ 0
Foreign	(126)	696	47	114
Current tax expense	(126)	696	47	114
Deferred:
U.K.	(1,171)	(649)	1,650	(5,374)
Foreign	39	57	116	(106)
Deferred tax expense (benefit)	(1,132)	(592)	1,766	(5,480)
Total	$ (1,258)	$ 104	$ 1,813	$ (5,366)